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                                                                   EXHIBIT 23.2

                   Consent of Independent Public Accountants
                   -----------------------------------------

         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration No. 33-51772.

                                                            ARTHUR ANDERSEN LLP

Cincinnati, Ohio
June 27, 1997